Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

The undersigned officer of FieldPoint Petroleum Corporation (the "Company") hereby certifies that:

     i.     the accompanying Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

     ii.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2004

/s/ Ray Reaves
Ray Reaves, President,
Chief Executive Officer, Treasurer
and Chief Financial Officer